UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: October 26, 2016

(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road
Ponte Vedra, Florida 32081
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

Tender Offer

On October 26, 2016, Advanced Disposal Services, Inc. (the “Company”) issued a press release announcing that it has commenced an offer to purchase for cash any and all of its 8¼% Senior Notes due 2020 (the “Tender Offer”). A copy of the press release, dated October 26, 2016, announcing the commencement of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Proposed Senior Notes Offering

On October 26, 2016, the Company issued a press release announcing its intent, subject to market and other conditions, to offer $425 million aggregate principal amount of Senior Notes due 2024 in a private offering pursuant to Rule 144A of the Securities Act of 1933, as amended. A copy of the press release, dated October 26, 2016, announcing the commencement of the offering is attached as Exhibit 99.2 hereto and is incorporated by reference into this Item 8.01.

Exercise of Underwriters’ Option to Purchase Additional Shares of Common Stock

On October 26, 2016, the Company announced that Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the underwriters of the Company’s initial public offering, have exercised in full the underwriters’ option to purchase an additional 2,887,500 shares of the Company’s common stock. A copy of the press release, dated October 26, 2016, announcing the exercise of the underwriters’ option is attached as Exhibit 99.3 hereto and is incorporated by reference into this Item 8.01.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release of Advanced Disposal Services, Inc., dated October 26, 2016, Announcing the Tender Offer
99.2	Press Release of Advanced Disposal Services, Inc., dated October 26, 2016, Announcing the Proposed Senior Notes Offering
99.3	Press Release of Advanced Disposal Services, Inc., dated October 26, 2016, Announcing the Exercise of the Underwriters’ Option to Purchase Additional Shares of Common Stock

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Disposal Services, Inc.

	By:	/s/ Jeffrey C. Everett
	Name:	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel

Dated: October 26, 2016

Exhibit Index

Number and Description of Exhibit

99.1	Press Release of Advanced Disposal Services, Inc., dated October 26, 2016, Announcing the Tender Offer
99.2	Press Release of Advanced Disposal Services, Inc., dated October 26, 2016, Announcing the Proposed Senior Notes Offering
99.3	Press Release of Advanced Disposal Services, Inc., dated October 26, 2016, Announcing the Exercise of the Underwriters’ Option to Purchase Additional Shares of Common Stock